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                                                                    Exhibit 10.5

       LIST OF CONTENTS OF EXHIBITS AND SCHEDULES TO THE CREDIT AGREEMENT

                                    EXHIBITS

Exhibit A        Form of Note
Exhibit B-1      Form of Notice of Borrowing
Exhibit B-2      Form of Notice of Conversion/Continuation
Exhibit C        Form of Compliance Certificate
Exhibit D        Form of Assignment and Acceptance

                                    SCHEDULES

Schedule 1.1     Commitments and Notice Addresses
Schedule 4.8     Environmental Health and Safety Laws
Schedule 4.9     ERISA
Schedule 4.19    Subsidiaries
Schedule 7.9     Indebtedness
Schedule 7.10    Liens